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                                                                     EXHIBIT 4

  NUMBER                                                               SHARES
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                            MADISON BANCSHARES, INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

                                  COMMON STOCK

                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the owner of:

                     FULLY PAID AND NONASSESSABLE SHARES OF
                   COMMON STOCK $.01 PAR VALUE PER SHARE OF:

MADISON BANCSHARES, INC. The shares represented by this certificate are transferable only on the stock transfer books of the corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the articles of incorporation of the corporation and any amendments thereto (copies of which are on file with the secretary of the corporation), to all of which provisions the holder by acceptance hereof, assents. The shares evidenced by this certificate are not of an insurable type and are not insured by the federal deposit insurance corporation.

         IN WITNESS WHEREOF, Madison Bancshares, Inc. has caused this certificate to be executed by the signature of its duly authorized officers and has caused its corporate seal to be hereunto affixed.

Dated:

                                   SEAL


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      PRESIDENT                                              SECRETARY/TREASURER


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         The Board of Directors of the Corporation is authorized by resolution or resolutions, from time to time adopted, to provide for the issuance of common stock.

         The following abbreviations, when used in the inscription of the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --  as tenants in common                            UNIF  TRANS  MIN ACT --  ______  as Custodian for ______
TEN ENT --  as tenants by the entireties                                             (Cust)                   (Minor)
JT TEN  --  as joint tenants with right of                                              under  the  ______ Uniform
            survivorship and not as tenants in common                                               (State)
                                                                                     Transfer to Minors Act _________
                                                                                                            (Shares)



     Additional abbreviations may also be used though not in the above list.

         For value received ____________hereby sell, assign and transfer unto:

   Please insert social security number
   or other identifying number of assignee:

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(Please print or typewrite name and address including postal zip code of assignee)

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________________________________________________________ shares represented by the within certificate, and do hereby irrevocably constitute and appoint __________________ as the Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Date                   , 20
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                                                          ---------------------
                                                            Signature

Notice: The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular without alteration or enlargement or any change whatever.